UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 8, 2025

Dominari Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41845	52-0849320
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

725 5th Avenue, 23rd Floor

New York, NY 10022

(212) 393-4540

(Address, including Zip Code and Telephone Number, including Area Code, of Principal Executive Offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	DOMH	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08. Shareholder Director Nominations.

Dominari Holdings Inc. (the “Company”) currently plans to hold its 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”) on December 10, 2025. The Company intends to set the record date for determining the stockholders of record who will be entitled to vote at the 2025 Annual Meeting as the close of business on October 13, 2025. The time and location of the 2025 Annual Meeting will be as set forth in the Company’s definitive proxy statement for the 2025 Annual Meeting to be filed with the Securities and Exchange Commission.

Because the scheduled date of the 2025 Annual Meeting is more than 30 days after the anniversary of the Company’s 2024 Annual Meeting of Stockholders, the Company has set a new deadline for the receipt of submission of stockholder proposals to be considered in the Company’s proxy statement in accordance with to Rule 14a-8 (“Rule 14a-8”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company is hereby providing notice of certain revised deadlines for the submission of stockholder proposals in connection with the 2025 Annual Meeting. In order for a stockholder proposal, submitted pursuant to Rule 14a-8, to be considered timely for inclusion in the Company’s proxy statement and form of proxy for the 2025 Annual Meeting, such proposal must be received by the Company by October 18, 2025. The Company has determined that October 18, 2025 is a reasonable time before the Company plans to begin printing and mailing its proxy materials. Therefore, in order for a stockholder to submit a proposal for inclusion in the Company’s proxy materials for the 2025 Annual Meeting, the stockholder must comply with the requirements set forth in Rule 14a-8, including with respect to the subject matter of the proposal, and must deliver the proposal and all required documentation to the Company no later than October 18, 2025. The public announcement of an adjournment or postponement of the date of the 2025 Annual Meeting will not commence a new time period (or extend any time period) for submitting a proposal pursuant to Rule 14a-8.

In addition, timely notice of any director nomination or other proposal that any stockholder intends to present at the 2025 Annual Meeting, but does not seek to have included in the proxy materials pursuant to Rule 14a-8, must be delivered no later than October 18, 2025. The Company has determined that October 18, 2025 is a reasonable time before the Company plans to begin printing and mailing its proxy materials. Therefore, in order for a stockholder to timely submit a director nomination or other proposal that the stockholder intends to present at the 2025 Annual Meeting, the stockholder must deliver the director nomination or proposal to the Company no later than October 18, 2025.

All proposals must be addressed to the Corporate Secretary at “Dominari Holdings Inc., 725 5th Avenue, 23rd Floor, New York, NY 10022, Attention: Corporate Secretary.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 8, 2025

DOMINARI HOLDINGS INC.

By:	/s/ Anthony Hayes
Name:	Anthony Hayes
Title:	Chief Executive Officer

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